Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allan C. Decleir, Executive Vice President and Chief Financial Officer of Platinum Underwriters Holdings, Ltd., hereby certify to the best of my knowledge and belief that this Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Platinum Underwriters Holdings, Ltd.

Date: February 13, 2014	By:	/s/ Allan C. Decleir
Allan C. Decleir
Executive Vice President and Chief Financial Officer